UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported) March 1, 2004
                                                         _____________



                   INTERNATIONAL BIOCHEMICAL INDUSTRIES, INC.
             ______________________________________________________

             (Exact Name of Registrant as Specified in its Charter)



    ARIZONA                         001-16703                    04-3656563
________________                ________________             ___________________

(State or other                 (Commission File               (IRS Employer
 jurisdiction of                     Number)                 Identification No.)
 incorporation)



          120 SOUTH HOUGHTON RD., SUITE #138-308, TUCSON, ARIZONA 85748
          _____________________________________________________________

                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: 1-800-651-4030
                                                           ______________



           8725 ROSWELL ROAD, SUITE O, # 304, ATLANTA, GEORGIA 30350
          _____________________________________________________________

          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

ELECTION OF NEW OFFICERS

International BioChemical Industries announces that Mr. Milo Bergeson of Tucson, Arizona has been named as Chief Executive Officer and President of the Company. Additionally Mr. Gary Wagnon has been named Secretary/Treasurer effective immediately. Mr. Timothy Moses has vacated his current position as co-president and will no longer be an officer or board member.

CHANGE OF ADDRESS

International BioChemical Industries announces that it has moved its operations to Tucson, Arizona at the following address: International BioChemical Industries, Inc. 120 South Houghton Rd. Ste. #138-308, Tucson, Arizona 85748. The Phone Number is 1-520-844-1005



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     INTERNATIONAL BIOCHEMICAL INDUSTRIES, INC.
                                                  (Registrant)

Dated: March 1, 2004                 By: /s/ Timothy C. Moses
                                         ____________________

                                     Name:  Timothy C. Moses
                                     Title: Interim Co-President